ACCURIDE™

Industry-Leading Commercial Vehicle Products

Accuride First Quarter 2015 Earnings Call

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

➢ Opening Comments • Q1 2015 Overview • Industry Conditions • Accuride 2015 Priorities	Rick Dauch *President & CEO*
➢ Financial Results & Outlook • Q1 2015 Results • 2015 Outlook	Greg Risch *SVP & CFO*
➢ Summary	Rick Dauch
➢ Q&A	Rick Dauch Greg Risch

Q1 2015 Overview

Achievements

Q1 2015 Performance:

- Revenue increased by 10.1 percent to $183.7 million
- Adjusted EBITDA improved by 18.5 percent to $21.3 million
- Net loss of $0.01 per share compared to a loss of $0.07 per share in 2014
- Cash of $17.6 million and total liquidity of $70.9 million

Strong Class 5-8 Industry Demand Continues:

- Continued strong Class 8 and Trailer order patterns
- Steadily improving Class 5-7 orders

Key business wins in Wheels and Gunite:

- Renewed 3 major truck and trailer OEMs at Wheels and Gunite
- New OEM-sponsored private label aftermarket contract at Gunite
- Select fleet specification of Steel Armor™
- Continued strong aftermarket demand for aluminum wheels

Challenges

End markets at Brillion Iron Works:

- Commodity prices negatively impacting Brillion's customer base
- Expect year-over-year revenue to be flat

Class 5-8 Industry Indicators are Positive

ISM Manufacturing Index


65
60
55
50
45
40
35
30
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10
Dec-12
Mar-15

Expansion has slowed

Housing Starts


Units, Millions of Starts (SAAR)
History
Forecast
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Starts remain strong

Auto & Light Truck Sales


Millions
ALTSALES
18
16
14
12
10
8
2007
2008
2009
2010
2011
2012
2013
2014
2015

Continued strength

Fleet Utilization


Utilization Rate, Total Fleet (% in Use)
History
Forecast
100%
95%
90%
85%
80%
75%
70%
65%
2010
2011
2012
2013
2014
2015
2016

Capacity remains very tight

Fleet Age


Avg. Age in Years
7.0
6.8
6.6
6.4
6.2
6.0
5.8
5.6
5.4
5.2
5.0
6.7
6.7
6.6
6.5
6.2
5.9
5.8
5.9
6.0
6.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Downward trend

Diesel Prices


Y/Y % Change-Area
$/Gal-Line
Y/Y % Change
$/Gal
80
60
40
20
0
-20
-40
-60
-80
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
2007
2008
2009
2010
2011
2012
2013
2014
2015

Diesel prices remain low

2015-2016 strength in Class 5-8 Truck & Trailer supply & demand

Commodity Price Trends

% Change - 2014 Price (Ave.) vs. 2015 Price (Forecast)



Select Commodities
Steers Feeder OK City 41%
Hogs -4%
Wheat, Spring Mnpls -24%
Soybeans -26%
Corn-Yellow-Central Illinois -10%
Cotton -31%
Zinc 0%
Steel HRC -13%
Shredded Scrap -19%
Iron ore -47%
Copper -21%
Aluminum 2%
Palladium 1%
Silver -14%
Gold 2%
Coal. Powder River Basin 32%
Coal, Central Appalachica -13%
Natural Gas -52%
Crude Oil- Brent -50%
Crude Oil- WTI -48%
-55%
-35%
-15%
5%
25%
45%

Brillion End Markets - 2014



15%
21%
22%
12%
13%
16%
AGRICULTURE
METAL/MINING
ENERGY
CONSTRUCTION
MED/HEAVY TRUCK
OTHER

2014 Revenue = $131.8 million

Commodity prices negatively impacting Brillion's end markets

2012-16 Class 8 Build Projections


85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
Delta
FTR
ACT
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

	2012
FTR	273,188
ACT	277,513

	2013
FTR	242,936
ACT	245,801

	2014
FTR	294,855
ACT	297,097

	2015
FTR	320,000
ACT	340,094

	2016
FTR	286,800
ACT	312,981

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
FTR	73,306	77,720	63,895	58,267	52,784	66,273	63,373	60,506	64,557	74,309	77,656	78,333	76,600	82,500	81,700	79,200
ACT	77,527	77,773	64,608	57,605	54,873	67,091	63,515	60,322	66,992	73,653	79,642	76,810	81,427	88,221	88,520	81,926

Supplier peers suggest 310-320K in '15, pushing volumes into 2016

2015 Priorities

- Achieve or Exceed Guidance
  - Revenue - $725 million to $775 million
  - Adjusted EBITDA - $85 million to $95 million
  - Free cash flow - $15 million to $25 million
- Maintain World-Class Operating Standards
  - On-time delivery, Lead times, Quality, Safety and Scrap
- Complete Plex ERP Implementation
  - 1H - Launched Accuride Distribution Center and London, Ontario – No issues
  - 2H – Rockford, IL, Monterrey, Mexico
- Organically Grow Revenue by 3% to 5%
  - OEM – Secure long-term agreements (LTA)
  - Fleet conversion
  - Aftermarket
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Sources: ACT, FTR

Q1 2015 Results

1st Quarter Results

QTD Period Ending March 31, $ Millions	2012 Actual	2013 Actual	2014 Actual	2015 Actual
Net Sales	$229.3	$163.0	$166.8	$183.7
YOY Growth	*23.3%*	*(28.9%)*	*2.3%*	*10.1%*
Operating Income (Loss)	7.7	(4.8)	6.6	9.3
Percent to Sales	*3.4%*	*(2.9%)*	*3.9%*	*5.1%*
Net Interest Income (Expense)	(8.7)	(8.7)	(8.4)	(8.4)
Other Income (Expense)	0.2	0.1	(0.5)	(1.2)
Profit (Loss) Before Tax From Cont Ops	$(0.9)	$(13.3)	$(2.4)	$(0.2)
Tax (Provision) Benefit	(1.6)	(1.4)	(0.9)	(0.4)
Net Income (Loss) From Cont Ops	$(2.5)	$(14.8)	$(3.3)	$(0.6)
Discontinued Operations, Net of Tax	(0.5)	(1.2)	(0.3)	(0.0)
Net Income (Loss)	$(2.9)	$(15.9)	$(3.6)	$(0.6)
EPS Basic	*(0.05)*	*(0.31)*	*(0.07)*	*(0.01)*
EPS Fully Diluted	*(0.05)*	*(0.31)*	*(0.07)*	*(0.01)*
Adjusted EBITDA	$21.9	$8.2	$18.0	$21.3
Percent to Sales	*9.6%*	*5.0%*	*10.8%*	*11.6%*

Consolidated Results

Q1 Consolidated Revenue (1)



$200.0
$180.0
$160.0
$140.0
$163.0
$166.8
$183.7
2013
2014
2015

Q1 Consolidated Adjusted EBITDA (1)



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$8.2
$18.0
$21.3
2013
2014
2015

Consolidated Revenue Breakout

(2014 Full Year)

Business Segment



Brillion 19%
Gunite 24%
Wheels 57%

Customer



Navistar 14%
Daimler 13%
Volvo/Mack 11%
Paccar 7%
Other 55%

Market Segment



Other 25%
A/M 36%
Trailer 10%
Class 5-8 29%

Wheels & Gunite Segments


Q1 Wheels Revenue
$110.0
$105.0
$100.0
$95.0
$90.0
$85.0
$80.0
$93.2
$92.2
$108.3
2013
2014
2015


Q1 Wheels Adjusted EBITDA
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$16.0
$19.2
$22.2
2013
2014
2015


Q1 Gunite Revenue
$50.0
$40.0
$30.0
$20.0
$39.4
$44.0
$37.7
2013
2014
2015


Q1 Gunite Adjusted EBITDA
$6.0
$4.0
$2.0
$-
$(2.0)
$(0.6)
$4.3
$4.1
2013
2014
2015

Brillion Segment


Q1 Brillion Revenue
$40.0
$30.0
$20.0
$10.0
$-
$30.4
$30.6
$37.6
2013
2014
2015


Q1 Brillion Adjusted EBITDA
$4.0
$2.0
$-
$1.7
$2.4
$3.4
2013
2014
2015

Trade Working Capital

Q1 2014 Working Capital Breakout



$63.1
$73.5
$45.3
Trade A/R $
Net Inventory $
Trade A/P $

Q1 2015 Working Capital Breakout



$65.1
$76.1
$42.0
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements [1]



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
$43.2
$55.7
$53.7
$53.0
$42.9
$53.0
Q109
Q309
Q110
Q310
Q111
Q311
Q112
Q312
Q113
Q313
Q114
Q314
Q115
Trade W/C
Trade W/C % to Sales

1) Includes discontinued operations

Free Cash Flow

QTD Period Ending March 31st	***2014***	***2015***
$ Millions	***Actual***	***Actual***
Adjusted EBITDA	$18.0	$21.3
Cash Interest Paid	(15.2)	(15.0)
Cash Taxes Paid	(0.7)	(1.0)
Excess Pension Contributions	(3.1)	(1.7)
Change in Trade W/C	(12.5)	(10.1)
Other	(2.0)	(4.0)
Cash from Operations	$(15.5)	$(10.5)
Capital Expenditures	(6.7)	(4.1)
Free Cash Flow	$(22.2)	$(14.6)

2015 Outlook

2015 Full Year Guidance

Class 8	310K	to	330K
Class 5-7	220K	to	225K
Trailer	280K	to	300K
Brillion Revenue Growth		Flat	
Net Sales	$725	to	$775
Adjusted EBITDA	$85	to	$95
CAPEX	$25	to	$28
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding	$8	to	$10
Free Cash Flow	$15	to	$25

No change in guidance but fighting industry headwinds at Brillion

Summary

Well-Positioned for a Strong Year

- "Fix & Grow" Investments Yielding World-Class Operating Performance
- Capable Available Capacity to Handle Higher Volumes, Gain Share
- Reduced Cost Structure & Expected Revenue Growth Driving Profitability
- Focused on Margin Expansion at All Business Units

Accuride 2015 Priorities

- Achieve or Exceed Guidance
- Maintain World-Class Operating Standards
- Complete Plex ERP Implementation
- Organically Grow Revenue by 3% to 5%
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Focused on **PROFITABLE GROWTH** in 2015-16

Questions

Appendix

Segment Revenue

Net Sales:

$ Millions	**2014**	**2015**	*YOY Growth*
	Q1		
Wheels	$92.2	$108.3	*17.5%*
Gunite	44.0	37.7	*(14.2%)*
Brillion Iron Works	30.6	37.6	*22.8%*
Corporate / Other	-	-	*--*
Consolidated Total	166.8	183.7	*10.1%*

Segment Operating Income

Operating Income:

$ Millions	**Q1 2014**	**Q1 2015**	*YOY Growth*
Wheels	$9.7	$13.3	*36.0%*
Gunite	3.3	2.7	*(16.4%)*
Brillion Iron Works	1.3	2.2	*72.2%*
Corporate / Other	(7.7)	(8.9)	*14.7%*
Consolidated Total	6.6	9.3	*42.1%*

Segment Adjusted EBITDA

Adjusted EBITDA:	***Q1***		
$ Millions	***2014***	***2015***	***YOY Growth***
Wheels	$19.2	$22.2	*15.8%*
Gunite	4.3	4.1	*(5.6%)*
Brillion Iron Works	2.4	3.4	*40.1%*
Corporate / Other	(8.0)	(8.4)	*5.4%*
Consolidated Total	18.0	21.3	*18.5%*

Sales & Adjusted EBITDA



Sales
Adjusted EBITDA % To Sales
400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115

Net Income to Adj. EBITDA Reconciliation

QTD Period Ending March 31st ***$ Millions***	***2014 Actual***	***2015 Actual***
Net Income	$(3.6)	$(0.6)
Income Tax Provision (Benefit)	0.9	0.4
Net Interest Expense (Income)	8.4	8.4
Depreciation and Amortization	10.3	10.6
EBITDA	$16.0	$18.7
Restructuring, Severance, Other	0.6	0.7
Other Items	1.3	1.8
Adjusted EBITDA	$18.0	$21.3

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Net Debt & Liquidity

$ Millions	*Q12013 Actual*	*Q22013 Actual*	*Q32013 Actual*	*Q42013 Actual*	*Q12014 Actual*	*Q22014 Actual*	*Q32014 Actual*	*Q42014 Actual*	*Q12015 Actual*
Senior Secured Notes	$304.4	$304.7	$304.9	$305.2	$305.4	$305.7	$306.0	$306.2	$306.5
ABL Facility	45.0	45.0	35.0	25.0	35.0	35.0	25.0	17.0	20.0
Gross Debt	$349.4	$349.7	$339.9	$330.2	$340.4	$340.7	$331.0	$323.2	$326.5
Less Cash	31.5	32.9	28.0	33.4	21.6	31.9	21.5	29.8	17.6
Net Debt	$317.9	$316.8	$311.9	$296.8	$318.8	$308.8	$309.4	$293.5	$308.9
Debt to LTM Adjusted EBITDA	*6.1*	*7.1*	*7.2*	*6.3*	*5.6*	*5.0*	*4.3*	*3.8*	*3.8*
Available Liquidity	$64.5	$74.1	$62.4	$63.6	$62.9	$72.0	$69.6	$70.3	$70.9

Trade Working Capital

As of March 31st

$ Millions	*2012 Actual*	*2013 Actual*	*2014 Actual*	*2015 Actual*
Accounts Receivable	$110.1	$82.9	$73.5	$76.1
Days Sales Outstanding	*33.4*	*32.7*	*33.7*	*32.4*
Inventory	82.7	57.5	45.3	42.0
Days Inventory Outstanding	*28.3*	*28.5*	*25.4*	*23.5*
Accounts Payable	88.6	71.4	63.1	65.1
Days Payables Outstanding	*30.7*	*31.4*	*33.2*	*33.6*
Net Trade W/C	$104.1	$68.9	$55.7	$53.0
Cash Conversion Cycle Days	*31.0*	*29.8*	*25.9*	*22.4*
Percent to Annualized Sales	*9.7%*	*9.0%*	*8.4%*	*7.2%*
Change from Prior Quarter *Source (Use) of Cash*	$(21.5)	$(10.0)	$(12.5)	$(10.1)